UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 5, 2005
                                 Date of Report
                        (Date of earliest event reported)

                                 OSTEOTECH, INC.
                (Exact Name of Registrant as Specified in Charter

            Delaware                          0-19278               13-3357370
(State or Other Jurisdiction of       (Commission File Number)      (Zip Code)
Incorporation Identification No.)

                                 (732) 542-2800
               (Registrant's telephone number, including are code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 4.01 Changes in Registrant's Certifying Accountant

On April 11, 2005, Osteotech, Inc. filed a Form 8-K disclosing that PricewaterhouseCoopers LLP ("PWC") will cease to act as the Company's independent registered public accounting firm upon the completion of its review of the Company's interim unaudited consolidated financial statements as of and for the three months ended March 31, 2005. We are filing this amendment to correct a typographical error in the third paragraph under Item 4.01. The third paragraph incorrectly stated that the reports of PWC were as of December 31, 2004 and 2005 and for the years then ended. The correct reports of PWC were as of December 31, 2003 and 2004 and for the years then ended.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2005                               OSTEOTECH, INC.
                                         -------------------------------------
                                                     (Registrant)


                                          By: /s/ Michael J. Jeffries
                                              --------------------------------
                                              Michael J. Jeffries
                                              Executive Vice President
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)


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